REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Shareholders of Elan Corporation, plc

We have audited the accompanying consolidated balance sheets of Elan
Corporation, plc and subsidiaries ("the Company") as of 3l December 2003 and
2002, and the related consolidated profit and loss accounts, statements of cash flows, statements of changes in shareholders' funds and statements of total recognised gains and losses for each of the years in the three year period ended
31 December 2003, all prepared in accordance with Irish generally accepted accounting principles. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States) . Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 31
December 2003 and 2002, and the results of their operations and their cashflows for each of the years in the three year period ended 31 December 2003 in conformity with generally accepted accounting principles in Ireland.

Accounting principles generally accepted in Ireland vary in certain significant respects from accounting principles generally accepted in the United States of
America. Information relating to the nature and effect of such differences is presented in Note 33 to the consolidated financial statements. As discussed in
Note 34 to the consolidated financial statements, net income and earnings per share data under US GAAP for the year ended 31 December 2003 have been restated.

/s/ KPMG
KPMG
Chartered Accountants
Dublin, Ireland
23 April 2004, except for Note 34, which is as of 28 October, 2004